UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008 (February 22, 2008)

AMERICAN OIL & GAS INC.
 (Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2008, American Oil & Gas Inc. (the “Company”) issued a press release entitled “American Oil & Gas Announces Fetter Well Reserve Estimates And Provides Douglas Project Completion And Production Updates.” In the Section of the press release entitled “Fetter Project – Sims 15-26H Well,” the word “feet” was inadvertently left out after the phrases “five million cubic” and “1.7 million cubic.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 2.06. Material Impairments

As disclosed in the accompanying press release, the Company expects to record a full-cost ceiling impairment at December 31, 2007 of approximately $1.3 million.  That is an estimated $2.1 million impairment expense, net of an $0.8 million related deferred income tax benefit. Determination of a full-cost ceiling impairment is explained in the Company’s accounting policies for oil and gas properties on page F-10 of the Company’s 2006 annual report on Form 10-K/A.  The Board of Directors reached its expectation on February 20, 2008. A ceiling impairment does not result in current or future cash expenditures.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on February 22, 2008, the Company issued one press release, which is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated February 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008	AMERICAN OIL & GAS INC.
By: /s/ Joseph B. Feiten
Joseph B. Feiten, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated February 22, 2008

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